BALANCE SHEET DETAILS (Schedule of Other Current Liabilities) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Other current liabilities:
Accrued contract costs	$ 3,638	$ 3,175
Accrued payroll and compensation	4,705	8,136
Warranty costs	217	617
Accrued professional fees	816	1,946
Accrued other taxes	2,495	2,722
Other	3,592	5,834
Total other current liabilities	$ 15,463	$ 22,430